                                                                    EXHIBIT 10.3



                           CONSTRUCTION LOAN AGREEMENT


        THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is made as of July 31, 1997, between NEUROCRINE BIOSCIENCES, INC., a Delaware corporation ("Lender") and SCIENCE PARK CENTER LLC, a California limited liability company ("Borrower"), with reference to the Recitals set forth below.



                                    RECITALS

        A. Lender and Borrower entered into that certain Purchase and Sale Agreement and Escrow Instructions, dated July 31, 1997, (the "Purchase Agreement") whereunder Lender agreed to sell to Borrower and Borrower agreed to purchase from Seller certain unimproved real property located in the City of San Diego, County of San Diego, State of California, including, among other real property, the parcel of land described in Exhibit "A" attached hereto (the "Property").

        B. Borrower intends to construct on the Property a two-story laboratory and office building containing approximately *** square feet of building area over a *** square foot subterranean area (the "Building") in addition to other related improvements (collectively, the "Project"). Further, Borrower intends to lease to Lender, and Lender intends to lease from Borrower, the Property, the Building and certain related improvements to be constructed on the Property pursuant to a Lease between Borrower, as landlord, and Lender, as tenant, of even date herewith (the "Lease"). In connection therewith, Borrower intends to grant Lender an option to purchase the Property from Borrower pursuant to an Option Agreement between Borrower and Lender of even date herewith (the "Option Agreement").

        C. The total cost of the Project is estimated to be ***. To finance the Project, Borrower intends to obtain a construction loan from Tokai Bank of California, a California banking corporation ("Tokai"), in the principal amount of *** (the "Tokai Loan") to be evidenced by a promissory note (the "Tokai Note") and secured by a first priority Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing against the Property (the "Tokai Deed of Trust"), an Absolute Assignment of Leases, Rents and Lease Guaranties (the "Tokai Assignment of Leases"), an Assignment of Construction Contract (the "Tokai Assignment of Construction Contract") and an Assignment of Architect's Contract and Plans and Specifications (the "Tokai Assignment of Architect's Contract"). The Tokai Loan will be replaced by a permanent loan from Tokai in the same principal amount with interest at a fixed rate of interest in accordance with the terms of a separate term loan commitment (the "Permanent Loan").

        D. Borrower has applied to Lender for a loan (the "Loan") in the principal amount of $3,840,000.00 to be evidenced by a promissory note (the "Note") secured by a Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing against the Property (the "Lender Deed of Trust") and an Assignment of Contracts, Licenses, Permits, Agreements, Warranties, Plans and Specifications (the "Lender Assignment of Contracts") in addition to any


* Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act.

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other security interests and assignments which may be required by Lender in connection with the Loan. The Loan, if funded, will be used for purposes of (i) Borrower's acquisition of the Property pursuant to the Purchase Agreement, (ii) the payment of certain expenses and costs incurred by or for Borrower in connection with the Project prior to the closing of the Loan (the "Closing"), if funded, and (iii) payment of portions of the Project Costs (as defined below).

        E. Lender has agreed to make the Loan to Borrower on the terms and subject to the conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the Loan, the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as set forth below.

        1. THE LOAN. Lender agrees to make the Loan to Borrower on the terms and subject to the conditions provided herein. Borrower acknowledges that it has no right to the proceeds of the Loan other than to have the same disbursed in accordance with the terms and conditions of this Agreement. Upon the satisfaction of such terms and conditions, the proceeds of the Loan shall be disbursed as set forth below. Upon the occurrence of an Event of Default (as defined below), all obligations of Lender to make further disbursements of the Loan shall cease.

               1.1 PROJECT BUDGET AND APPLICATION OF LOAN PROCEEDS. The purpose of the Loan is to (i) finance Borrower's acquisition of the Property, (ii) pay certain costs and expenses incurred by or for Borrower in connection with the Project prior to the Closing and (iii) deposit the balance in an account with Tokai to partially fund the construction costs of the Project (collectively, the "Project Costs") as set forth in the budget for the Project attached hereto as Exhibit "B" (the "Project Budget"). As used herein, the term "Project Budget" shall mean the budget for the Project in effect from time to time, including all subsequent amendments thereto. Any amendments to the Project Budget shall be subject to the approval of Lender, which approved may be given or withheld in Lender's sole and absolute discretion. Lender shall disburse the Loan proceeds only for the purposes set forth above and in the Project Budget, as further provided in Section 3 below.

               1.2 CONSTRUCTION OF PROJECT IN ACCORDANCE WITH PROJECT BUDGET. Borrower shall construct the Project in accordance with the Project Budget. Borrower has prepared the Project Budget using its good faith best efforts and with all due diligence ordinarily associated with a sophisticated developer and builder of projects similar to the Project. Borrower represents to Lender that amounts reflected in the Project Budget for work performed by entities affiliated with Borrower do not exceed amounts that would be paid in the normal, customary marketplace in San Diego, California, and that to the extent Borrower


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intends to or does engage entities affiliated with Borrower to work on the
Project, that the Project Budget is not increase above the normal, customary marketplace as a result thereof. As used in this Agreement, "affiliate" shall mean any person or entity, directly or indirectly, controlling, controlled by, or under common control with the person or entity in question.

               1.3 VARIATIONS IN PROJECT BUDGET. The Project Budget has been received and approved by Lender as an itemized line item construction budget and cost estimate for all work necessary to complete the Project. In the event that Borrower becomes aware of any material variation in the actual costs incurred or which will be incurred in the future to construct the Project or any portion thereof from those shown in the Project Budget, Borrower shall promptly notify Lender in writing. For purposes of this Section 1.3 only, material variation shall mean the first variation for the Project in the aggregate in excess of $40,000.00 calculated on a net basis, and subsequent variations in the aggregate in excess of $10,000.00 each. Changes to the Project Budget shall require the prior written approval of Lender, which approval may be given or withheld in Lender's reasonable discretion.

               1.4 COST OVERRUNS. Borrower shall use its good faith efforts to prevent cost overruns in connection with the Project. Lender agrees to advance additional principal amounts equal to, and for payment of, cost overruns that Borrower is required to pay (and which cannot be funded from Tokai Loan proceeds or the then existing Loan proceeds) pursuant to the terms of the Tokai Loan Documents, unless such cost overruns result from the negligence or willful misconduct of Borrower or its employees, contractors, subcontractors, agents or representatives. Lender may also advance additional principal amounts for cost overruns which are not required pursuant to the Tokai Loan Documents, but Lender elects to pay in its discretion. In no event, however, shall Lender be required to fund any shortfall under the Tokai Loan in the event Tokai Bank does not disburse the entirety of the Tokai Loan because of a default by any party other than Lender. For purposes of this Agreement, "cost overruns" shall mean actual costs of the Project allocated to any line item in the Project Budget to the extent they exceed such line item amount in the Project Budget. All additional principal so advanced shall constitute additional principal under the Note, shall bear interest as provided under the Note and shall be repaid pursuant to the terms of the Note. The repayment of such additional principal and interest thereon shall be secured by the Lender Deed of Trust, the Lender Assignment of Contracts and such other security interest as Lender may obtain pursuant to the terms of this Agreement. Borrower agrees to execute such further documents and instruments and take such further actions as Lender may reasonably request to amend, supplement, restate or modify the Loan Documents and any title policies in order to evidence such additional indebtedness and to obtain, perfect and assure proper priority of Lender's security interests with respect to Borrower's obligation to repay such additional indebtedness.

        2. CONDITIONS TO CLOSING. Prior to and as a condition to the Closing and Lender's obligation to fund the Loan, each condition to the funding of the Loan set forth in this Agreement, including, without limitation, the following conditions, must be satisfied or




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waived by Lender in Lender's sole and absolute discretion. All documents and instruments required hereunder must be in form and content acceptable to Lender and its counsel and all other conditions must be performed to the satisfaction of Lender. To the extent possible, Lender shall review and consider information provided to Tokai in order to satisfy the following conditions.

               2.1 ACQUISITION OF THE PROPERTY. Borrower shall have purchased the Property from Lender as evidenced by a grant deed from Lender to Borrower granting good and marketable title to the Property, in fee simple, to Borrower.

               2.2 LOAN DOCUMENTS. This Agreement and the other documents and instruments listed or described in Exhibit "C" attached hereto (collectively with this Agreement, the "Loan Documents") shall have been executed by the appropriate person(s), acknowledged where appropriate, and delivered to Lender.

               2.3 TOKAI LOAN DOCUMENTS. The Tokai Note, the Tokai Deed of Trust, the Tokai Assignment of Leases, the Tokai Assignment of Construction Contract, the Tokai Assignment of Architect's Contract and all other documents and instruments required to be signed and delivered by Borrower as a condition to the Tokai Loan (collectively, the "Tokai Loan Documents") shall have been executed by the appropriate person(s), acknowledged where appropriate, and delivered to Tokai.

               2.4 TITLE INSURANCE. Lender shall have received an ALTA lender's title insurance policy (Form 1970) dated as of the recordation of the Lender Deed of Trust with extended coverage in the amount of the Loan (the "Title Policy"). Lender may, at its election, require an LP-10 title policy package. The Title Policy shall insure Lender as the holder of the Lender Deed of Trust with the priority junior only to the Tokai Deed of Trust (and other encumbrances of title perfecting security interests of Tokai in connection with the Tokai
Loan), insuring that the Lender Deed of Trust encumbers Borrower's title to the Property. The Title Policy shall be issued by a title company acceptable to Lender, and shall contain such endorsements as Lender may require. The Title Policy shall insure that the Property is (i) subject only to the exceptions listed on Exhibit "D" attached hereto and incorporated herein ("Permitted Exceptions"), (ii) free of the possibility of any prior mechanics' or materialmen's liens, and (iii) that all taxes and assessments affecting the Property or any part thereof, due and payable on the date of the Closing shall have been paid. At Borrower's expense, the Title Policy shall be updated at the time of each Advance hereunder if requested by Lender and shall reflect that the Lender Deed of Trust encumbers all of the Property owned by Borrower on the date of each such Advance subject only to the items listed in (i), (ii) and (iii) above. In addition to the Title Policy, Lender shall also receive, at Borrower's expense, such other and further title insurance policies and subsequent rewrites and updates from such title companies, with such coverage and with such endorsements as Lender may elect insuring Lender's leasehold estate in the Property pursuant to the Lease and Lender's rights as the optionee under Option Agreement.





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               2.5 TOKAI LOAN. Borrower shall have secured the Tokai Loan for the Project. Borrower shall use its good faith best efforts to secure the Tokai Loan with the most favorable loan-to-value ratio available in the marketplace. The Tokai Loan and the Tokai Loan Documents executed by Borrower must contain the provisions and/or satisfy the requirements set forth in Subsections 2.5.1 through 2.5.3, below. Concurrently with the delivery of any documents to or requests for any advances of proceeds from Tokai, Borrower shall deliver copies of all such documents and requests for advances to Lender.

                      2.5.1 TOKAI LOAN AMOUNT. The Tokai Loan shall be in an amount not less than $14,760,000.00 and otherwise in the amounts set forth in the Project Budget, and shall provide financing for all of the items set forth in the Project Budget.

                      2.5.2 TOKAI LOAN DOCUMENTS. The Tokai Loan Documents shall provide that the proceeds thereof shall be available in not less than regular monthly draws to finance the construction of the Project.

                      2.5.3 OTHER TERMS AND CONDITIONS. All other terms and conditions of the Tokai Loan Documents shall be subject to the reasonable approval of Lender herein, which approval will not be unreasonably withheld and will be given if such terms and conditions are consistent with those typical for similar construction loans made by institutional lenders in the locale of the Project.

               2.6 FEES AND EXPENSES. Borrower shall have paid to Lender all attorneys' fees and out-of-pocket costs and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and any matters related thereto, including, but not limited to, all costs, fees, premiums and expenses of the Title Policy, any additional title insurance and endorsements as may be required by Lender from time to time pursuant to this Agreement and all escrow costs in connection with the escrow for the Closing.

        All of the above items must be satisfied by October 1, 1997, and if they have not been satisfied by that date, then Lender shall have no obligation to fund the Loan or any portion thereof and Lender shall have no further obligations or liabilities of any kind under or in connection with this Agreement.

        3.     ADVANCES.

               3.1 ADVANCES. Provided all of the conditions precedent to Lender's obligation to fund the Loan are satisfied, the Loan shall be funded in advances ("Advance(s)"), as set forth below.

                      3.1.1 FIRST ADVANCE. The first Advance of Loan proceeds (the "First Advance") shall be disbursed at Closing to fund Borrower's acquisition of the Property and




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Borrower's reasonable Closing costs, including, without limitation, reasonable title insurance costs, recording fees, loan fees, lender expenses and escrow fees.

                      3.1.2 SECOND ADVANCE. The second Advance of Loan proceeds (the "Second Advance") shall be disbursed at Closing to Borrower and/or directly to creditors of Borrower, as Lender may elect, to reimburse or pay for those costs and expenses incurred by or for Borrower prior to the Closing in connection with the Project. Borrower shall provide to Lender legible copies of all invoices and other written evidence of such costs and expenses as Lender may require.

                      3.1.3 THIRD ADVANCE. The third Advance of Loan proceeds (the "Third Advance") shall equal the balance of the total principal of the Loan, if any, after disbursement of the First and Second Advances. The Third Advance shall be delivered at the Closing to a deposit account administered by Tokai. The Third Advance shall be used by Tokai for the first disbursement(s) of funds to or on behalf of Borrower pursuant to the initial requests for advances by Borrower for Project Costs in accordance with the Tokai Loan Agreement.

               3.2 USE OF LOAN PROCEEDS. All sums disbursed by Tokai and Lender may be used only in the Project and only in accordance with Tokai's requirements and the requirements hereunder. No monies may be disbursed to Borrower for any other purpose.

        4. SUBORDINATION OF DEED OF TRUST. Lender will subordinate the priority the Lender Deed of Trust and Lender's UCC-1 Financing Statement filed in connection therewith to the Tokai Deed of Trust and the UCC-1 Financing Statement filed in connection therewith, provided that the Tokai Deed of Trust and UCC-1 Financing Statement are in form and content acceptable to Lender and its counsel.

        5. CONSTRUCTION OF THE PROJECT.

               5.1 CONSTRUCTION. Borrower covenants to complete construction of improvements on the Property in accordance with this Agreement, the Plans and Specifications, the Project Budget and as required under the Tokai Loan Documents. No changes in such Plans and Specifications shall be made without Lender's prior written consent, which consent shall not be unreasonably withheld. By way of example, and not limitation, Lender will approve proposed changes to the extent they are (a) in conformance with all requirements of the Tokai Loan Documents, and (b) do not materially and adversely affect the timing, scope or design of the Project.

               5.2 COMPLETION. Construction of the Project shall be performed expeditiously to substantial completion by Borrower on or before the date therefor provided in Borrower's Construction Contract with R.G. Petty Construction, which shall in no event be later than the date required for substantial completion in the Tokai Loan Agreement.



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                      5.2.1  WARRANTY OF COMPLETION AND WARRANTY OF
CONSTRUCTION. Borrower hereby represents and warrants that (i) the Project will be completed in accordance with the Plans and Specifications, free and clear of all liens and encumbrances and within the time set forth herein, (ii) the Project and its construction shall comply with all applicable laws, ordinances, rules and regulations, including without limitation, building and zoning laws, codes, ordinances, rules and regulations, (iii) that, on completion of construction, the Building shall be of a quality which is equal to or of higher quality as first class buildings of similar uses in San Diego, California, and
(iv) that all utility services necessary for the operation of the Project shall have been provided to the Project and shall be adequate for their intended use.

                      5.2.2 INSURANCE. Upon completion of construction of the Project, original, paid-up, fire and extended coverage insurance policies of companies and in form and amount acceptable to Lender, in Lender's favor, shall be delivered to Lender with respect to the Building and the other improvements of the Project. Said insurance shall contain an agreed value endorsement in an amount not less than one hundred percent (100%) of the full replacement cost of the Building and all other improvements of the Project. Borrower agrees to update the agreed value in this endorsement yearly. The policies shall contain a replacement cost endorsement without deduction for depreciation and loss of rents and/or business interruption insurance coverage and inflation coverage commonly referred to as a "fluctuating value endorsement." Borrower will also maintain liability and other insurance with respect to the Property, the Building and other improvements of the Project as Lender may request from time to time in amounts and with companies as Lender requests.

                      5.2.3 CERTIFICATE OF COMPLETION. Upon completion of the Project, a final Certificate of Completion by the persons making the inspections on Borrower's behalf shall be delivered to Lender, certifying that the Building and all other improvements of the Project have been completed in accordance with the Plans and Specifications and in accordance with applicable laws.

                      5.2.4 CERTIFICATE OF OCCUPANCY. Upon the completion of the Project, a final certificate of occupancy and/or other evidence acceptable to Lender shall be furnished to Lender certifying that the Building and all other improvements of the Project and their use comply fully with all applicable zoning, building, and other governmental laws and requirements.

               5.3 NO LIENS. No materials, fixtures, or any other part of the improvements to be used in the Project shall be purchased or installed under conditional sales agreements or other arrangements wherein the right is reserved or may accrue to anyone to remove or repossess any such items. Borrower will keep the Project free from liens and claims of all kinds, whether or not superior to Lender Deed of Trust.



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               5.4 RELEASE OF LIENS. If any claim of lien is filed against the
Project, or if notice of intent to file such a lien is received by Lender or any construction lender, or if a judgment or other encumbrance is placed against the Project, such shall constitute an Event of Default unless Borrower obtains a release and satisfaction of such lien, claim of lien, judgment or encumbrance, or provides Lender with a bond acceptable to Lender in the amount of one hundred fifty percent (150%) of the lien, claim of lien, judgment or encumbrance within twenty (20) days of written notice by Lender to Borrower of the existence of such claim of lien or encumbrance. Prior to such becoming an Event of Default, Lender may, at its option, restrict disbursements of Loan funds such that there would be sufficient sums to pay one hundred fifty percent (150%) of the lien, claim of lien, judgment and other encumbrance against the Property. If Borrower does not post the bond or other security satisfactory to Lender within said twenty (20) days, Lender may, at its option, advance sums to pay such lien, claim of lien, judgment and other encumbrance against the Property. Lender's rights under this Section shall not be affected by any claim of Borrower that the lien, judgment or encumbrance is invalid, it being understood that the decision of the Lender to pay or withhold is to be made by Lender in its sole exercise of discretion, subject only to Borrower's right to provide a bond or other security satisfactory to Lender as provided above.

        6. REPAYMENT OF LOAN; TERM OF LOAN. Outstanding principal balances under the Loan shall bear interest at the rate set forth in the Note. The principal and interest of the Loan shall be repaid by Borrower in accordance with the terms of the Note. All payments hereunder or under the Note shall be made by Borrower without offset or deduction. The term of the Loan shall commence on the date of the Closing and the Loan will mature on the Maturity Date (as defined in the Note) at which time all outstanding principal, accrued but unpaid interest thereon and all other sums which may then be owing hereunder, under the Note or under any of the other Loan Documents shall become due and payable subject to acceleration or adjustment as provided in the Loan Documents.

        7. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Lender, which representations and warranties shall be true and correct as of the date of this Agreement, as of the date of the Closing and on each day during the term of the Loan:

               7.1 AUTHORIZATION AND VALIDITY. The execution and delivery of this Agreement and each of the documents referenced in this Agreement, which are to be or have been executed by Borrower, together with the performance of this Agreement in accordance with its terms, are duly authorized and are not in contravention of law or of any agreement or undertaking to which Borrower is a party or by which it is bound, and are in all respects legal, valid, binding and enforceable against Borrower in accordance with their terms.

               7.2 ACCURATE FINANCIAL INFORMATION. Borrower's financial position reported to Lender fairly presents in all material respects the financial condition of Borrower.




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So long as any indebtedness referred to in this Agreement or any other indebtedness of Borrower to Lender may be outstanding, there will not be any substantial unfavorable change in such financial position as would, in the reasonable judgment of Lender, adversely affect the ability of Borrower to repay any such indebtedness.

               7.3 NO LITIGATION. There is no litigation pending or to the knowledge of Borrower threatened against it which may materially affect the Loan, and Borrower is not in default with respect to any order, writ, injunction, decree, or demand of any court or administrative body of any governmental unit having jurisdiction of the Borrower or of Borrower's properties or operations.

               7.4 FEES AND LICENSES. Borrower has paid, prior to delinquency, any and all license, franchise or other taxes, fees, imports, duties, or charges, levied, assessed, or imposed upon it, or upon any of its properties of whatsoever kind or description which are due and payable and which affect the Property, the Project or Borrower.

               7.5 COMPLIANCE WITH LAWS. All construction, if any heretofore performed on the Property, has been performed in accordance with any and all applicable zoning, building, fire, safety, health, environmental and any and all other local, state or federal laws, ordinances or regulations.

               7.6 MATERIAL INFORMATION. There is no fact which Borrower has not disclosed to Lender in writing which materially adversely affects or, insofar as the Borrower can now foresee, will materially and adversely affect the business, prospects, profits or conditions (financial or otherwise) of the Borrower, the Property, the Project, or the ability of Borrower to perform any of its obligations under this Agreement or any of the other Loan Documents or under the Tokai Loan Documents.

        8.     EVENTS OF DEFAULT.

               8.1 EVENTS OF DEFAULT. The existence of any one or more of the following after written notice to Borrower and passage of any cure period which may be provided in the Loan Documents therefor shall constitute an event of default hereunder ("Event of Default"):

                      8.1.1 The failure by Borrower to make any payment promptly when due under the Note or any of the other Loan Documents; or

                      8.1.2 The failure by Borrower to perform any obligation when due or abide by any covenants, agreements, representation or warranty contained in this Agreement, the Note or any of the other Loan Documents; or



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

                      8.1.3 The fraud or malfeasance of Borrower in constructing the Project or in the use or application of any proceeds of the Tokai Loan, the Permanent Loan or the Loan; or

                      8.1.4 The falsity in any material respect of any representation or warranty by Borrower to Lender contained in this Agreement, in any of the other Loan Documents, or in any document delivered by Borrower to Lender pursuant to the terms hereof; or

                      8.1.5 The making of any material change in the Plans and Specifications without the prior written consent of Lender; or

                      8.1.6 The material alteration of the construction schedule for the Project as reflected in the Project Budget without the prior written consent of Lender; or

                      8.1.7 The occurrence of any material adverse change in the financial condition of the Borrower as determined by Lender; or

                      8.1.8 The filing of a complaint for receivership against Borrower or the filing of a voluntary or involuntary petition for bankruptcy or for reorganization (unless such complaint or petition be released or discharged within forty-five (45) days of such filing), or Borrower shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver of all or any portion of the collateral given to secure repayment of the Loan, or voluntarily suspends its usual business; or

                      8.1.9 An unauthorized lien or encumbrance that is not removed or for which adequate security is not provided to Lender within the time set forth in this Agreement; or

                      8.1.10 The occurrence of a breach or an event of default under any one or more of the Tokai Loan Documents;

                      8.1.11 The occurrence of a breach or an event of default by Borrower under the Lease; or

                      8.1.12 The default by Borrower under any commitment for permanent financing of the Project.

               8.2 CURE PERIOD. During the cure period, if any, as may be provided in the Loan Documents for the subject Event of Default, Borrower shall take such actions as will cure the Event of Default as specified in such notice; provided, however, that if the Event of Default described in such notice is the failure by Borrower to make a payment, the cure shall



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include prompt delivery of the overdue payment and any and all late charges and interest thereon.

               8.3 REMEDIES. Upon the occurrence of an Event of Default, Lender may, in its sole and absolute discretion, declare all outstanding principal amounts of the Loan, all accrued but unpaid interest thereon and any other amounts which may be owing under the Loan Documents to be immediately due and payable notwithstanding any stated maturity dates therefor and pursue any one or more of the remedies set forth in this Agreement and the other Loan Documents concurrently or successively to the fullest extent permissible under applicable law in addition to all rights and remedies conferred on Lender by law or in equity. Without limiting the generality of the foregoing, Lender may hold, use, and disburse any proceeds of the Loan to pay: (i) any and all costs, charges and expenses (including interest) whatsoever and howsoever incurred in connection with the Loan; (ii) the cost of construction and completion of any Project improvements; (iii) any obligation of Borrower to Lender relating to the Project; and (iv) any person furnishing labor, materials, or services for or in connection with the construction of the Improvements or the holder of any unauthorized lien or encumbrance on the Project. Such remedies shall also include without limitation, at Lender's option, but without any obligation, and upon at least ten (10) days notice to Borrower, Lender's taking possession of the Project and proceeding with the completion thereof in accordance with the approved Plans and Specifications.

        9.     GENERAL.

               9.1 NO PARTNERSHIP. It is the express intent of the parties that they are Lender and Borrower respectively. Borrower and Lender are neither partners nor joint venturers. Borrower warrants that it shall make no statement, orally or in writing, or take or omit any action beyond those actions by Borrower in performing its duties hereunder which could be implied by an ordinary, reasonable, prudent third party as evidence of a partnership or joint venture with Lender. Borrower agrees to indemnify, defend and hold harmless Lender from any claim, cause of action, settlement, judgment, award or damage, including reasonable attorneys' fees and costs, arising from a breach of this warranty.

               9.2 NONWAIVER. No failure of Lender to enforce its rights, remedies, or options hereunder shall be deemed to be a waiver of any of its rights, remedies, or options hereunder or at law, and it may at any time that such default exists or continues to exist, enforce any or all of its rights, remedies, and options arising by reason of such default.

               9.3 ATTORNEYS' FEES. Borrower agrees to pay Lender's attorneys' fees and costs incurred in connection with the transaction contemplated herein, including without limitation, such fees and costs incurred in the negotiation of the Loan Documents and/or one Tokai Loan Documents. In the event either party breaches any term of this Agreement, or any of the Loan Documents, and if a suit be brought to enforce any one or more of the Loan Documents, the nonprevailing party agrees to pay all reasonable costs thereof to the prevailing party, including attorneys' fees and expert witness fees. Said costs and fees shall include, without limitation, costs and attorneys' fees incurred in any appeal or in any bankruptcy proceedings or state receivership.

               9.4 LOAN ADMINISTRATION EXPENSES. Borrower shall pay to Lender, on demand, from time to time, all attorneys' fees and out-of-pocket expenses incurred by Lender in connection with the administration of the Loan, including, without limitation, all filing fees, recording fees, release or reconveyance fees and title insurance premiums.

               9.5 FINANCIAL STATEMENTS. Borrower shall provide to Lender, from time to time, within thirty (30) days after written request of Lender during the term of the Loan, a statement of income and expenses of the Project, and a balance sheet and statement of cash flow of Borrower each in reasonable detail and certified by Borrower, and if Lender shall require, by an independent certified public accountant.

               9.6 NOTICE. Any notice or demand that either party desires to give to the other shall be in writing and either delivered personally or by first-class mail addressed as follows:

                      To Lender:

                      Neurocrine Biosciences, Inc.
                      3050 Science Park Road
                      San Diego, California 92121
                      Attn: Paul W. Hawran

                      With a Copy To:

                      Wilson Sonsini Goodrich & Rosati
                      650 Page Mill Road
                      Palo Alto, California 94304
                      Attn:  Lauren I. Boro, Esq.

                      To Borrower:

                      Science Park Center LLC
                      4350 La Jolla Village Drive, Suite 930
                      San Diego, CA  92122
                      Attn:  Mr. Michael J. Reidy

                      With a Copy To:

                      Sullivan Wertz McDade & Wallace
                      945 Fourth Avenue
                      San Diego, CA  92101
                      Attn:  Leo Sullivan, Esq.

                      Wilson Sonsini Goodrich & Rosati
                      650 Page Mill Road
                      Palo Alto, California 94304
                      Attn:  Lauren I. Boro, Esq.

The parties agree that the delivery and/or receipt of notices by entities or persons identified above as receiving copies shall not be a pre-requisite to the effectiveness of any notice. Such additional notices are a matter of courtesy only and are not a requirement of this Agreement. Either party may change its address by notifying the other in writing of the change. Any notice or demand delivered by mail shall be deemed delivered three (3) days after it has been mailed to Lender or to Borrower as the case may be as provided herein.

               9.7 SINGULAR AND PLURAL. Whenever in this Agreement the context so requires, the neuter gender shall include the masculine and the feminine, the singular number shall include the plural, and the plural shall include the singular, and vice versa as the context may require.

               9.8 CAPTIONS. All section or paragraph division, numbering, and captions are for convenience of reference only, and shall not affect the interpretation or construction of this agreement or of any term, condition, or provision thereof.

               9.9 ENTIRE AGREEMENT; MODIFICATION. This Agreement and the Loan Documents constitute the entire agreement of the parties and supersede all prior agreements or understandings. No modification or amendment of this Agreement or the other Loan Documents shall be effective unless set forth in writing signed by Lender and Borrower.

               9.10 TIME OF ESSENCE. Time is of the essence of this Agreement and the other Loan Documents.

               9.11 SEVERABILITY. The invalidity of any one or more covenants, phrases, clauses, sentences of paragraphs of this Agreement shall not affect the remaining portions of this Agreement or any part thereof, and the same shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs, if any, had not been inserted herein.

               9.12 EXHIBITS. The Exhibits attached hereto are incorporated herein by this reference.

               9.13 FURTHER ACTIONS. Borrower shall perform such further acts and execute and deliver such further documents as Lender may request from time to time to further effectuate the terms of this Agreement or to acquire or perfect the security interests of Lender contemplated under the Loan Documents.

        IN WITNESS WHEREOF, this Agreement is made and entered into as of the date first above written.

LENDER:

NEUROCRINE BIOSCIENCES, INC.
a Delaware corporation

By: /s/ PAUL W. HAWRAN
    --------------------------------------
        Paul W. Hawran
        Senior Vice President


BORROWER:

SCIENCE PARK CENTER LLC
A California Limited Liability Company

By Nexus Properties, Inc.
A California Corporation
Manager

By: /S/ MICHAEL J. REIDY
    --------------------------------------
        Michael J. Reidy
        Chief Executive Officer

By Neurocrine Biosciences, Inc.
A Delaware Corporation
Manager

By: /s/ PAUL W. HAWRAN
    --------------------------------------
        Paul W. Hawran
        Senior Vice President

                                LIST OF EXHIBITS



Exhibit "A"................................................Property Description

Exhibit "B"......................................................Project Budget

Exhibit "C"......................................................Loan Documents

Exhibit "D"................................................Permitted Exceptions

                                   EXHIBIT "A"

                              Property Description


LOT 30 OF TORREY PINES SCIENCE CENTER UNIT NO. 2, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 12845, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON JULY 23, 1991.

                                   EXHIBIT "B"

                                 Project Budget

                                   NEUROCRINE
                              *** SF R&D FACILITY
                           PRELIMINARY COST PRO FORMA
                                      ***


                                      ***


*  confidential treatment

                                   EXHIBIT "C"

                                 Loan Documents

1.      The Agreement;

2.      The Note;

3.      The Lender Deed of Trust;

4.      The Lender Assignment of Contracts;

5.      Any and all UCC-1 Financing Statements required by Lender;

6.      The Assignment;

7.      The Option Agreement;

8.      A Memorandum of the Option Agreement in recordable form;

9.      The Lease;

10.     A Memorandum of the Lease in recordable form;

11. Such other and further documents and instruments as may be reasonably required by Lender as a condition to the Closing; and

12. Any and all amendments, modifications or substitutions of the above listed documents and instruments as may be requested or expressly approved by Lender.

                                   EXHIBIT "D"

                              Permitted Exceptions

                       [CHICAGO TITLE COMPANY LETTERHEAD]


TRISH ERICKSON
CHICAGO TITLE/SAN DIEGO           Order No.   007353168  13
925 B STREET                      Reference:
SAN DIEGO, CA 92101               Regarding:  LOT, TORREY PINES SCIENCE CENTER
                                              SAN DIEGO, CA

Dated as of June 6, 1997   at 7:30 AM

In response to the above referenced application for a policy of title insurance,

                             CHICAGO TITLE COMPANY

hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception in Schedule B or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in Exhibit A attached list. Copies of the Policy forms should be read. They are available from the office which issued the report.

Please read the exceptions shown or referred to in Schedule B and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title insurance policy and should be carefully considered.

It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects, and encumbrances affecting title to the land.

THIS REPORT (AND ANY SUPPLEMENTS OR AMENDMENTS HERETO) IS ISSUED SOLELY FOR THE PURPOSE OF FACILITATING THE ISSUANCE OF A POLICY OF TITLE INSURANCE AND NO LIABILITY IS ASSUMED HEREBY, IF IT IS DESIRED THAT LIABILITY BE ASSUMED PRIOR TO THE ISSUANCE OF A POLICY OF TITLE INSURANCE, A BINDER OR COMMITMENT SHOULD BE REQUESTED.

The form of policy of title insurance contemplated by this report is:

     CALIFORNIA LAND TITLE INSURANCE ASSOCIATION STANDARD COVERAGE POLICY AMERICAN LAND TITLE ASSOCIATION LOAN STANDARD COVERAGE POLICY

/s/      KEN CYR
------------------------
Title Officer KEN CYR

                                   SCHEDULE A

Order No: 7353168  13                Your Ref:


1. The estate or interest in the land hereinafter described or referred to covered by this report is:

A FEE






2.   Title to said estate or interest at the date hereof is vested in:

NEUROCRINE BIOSCIENCES, INC., A DELAWARE CORPORATION







3. The land referred to in this report is situated in the State of California, County of SAN DIEGO and is described as follows:

     LOT 30 TORREY PINES SCIENCE CENTER, UNIT NO. 2, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 12845, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO, COUNTY, JULY 23, 1991.

                                   SCHEDULE B
Page 1
Order No: 7353168  13               Your Ref:

At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in the policy form designated on the face page of this Report would be as follows:

A    1.   PROPERTY TAXES, INCLUDING ANY ASSESSMENTS COLLECTED WITH TAXES, TO BE
          LEVIED FOR THE FISCAL YEAR 1997-98 THAT ARE A LIEN NOT YET DUE.

B    2.   THE LIEN OF SUPPLEMENTAL OR ESCAPED ASSESSMENTS OF PROPERTY TAXES, IF
          ANY, MADE PURSUANT TO THE PROVISIONS OF PART 0.5, CHAPTER 3.5 OR PART 2, CHAPTER 3, ARTICLES 3 AND 4 RESPECTIVELY (COMMENCING WITH SECTION
          75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA AS A RESULT OF THE TRANSFER OF TITLE TO THE VESTEE NAMED IN SCHEDULE A; OR AS A RESULT OF CHANGES IN OWNERSHIP OR NEW CONSTRUCTION OCCURRING PRIOR TO DATE OF POLICY.

C    3.   A COVENANT AND AGREEMENT EXECUTED BY: GENERAL ATOMIC COMPANY, IN
          FAVOR OF: THE CITY OF SAN DIEGO; RECORDED: AUGUST 8, 1979 AS FILE NO. 79-331888 OF OFFICIAL RECORDS, WHICH AMONG OTHER THINGS PROVIDES: NO PROTEST SHALL BE MADE BY THE OWNER(S) TO ANY PROCEEDINGS FOR THE INSTALLATION OR ACQUISITION OF: SIDEWALKS UNDER ANY SPECIAL ASSESSMENT PROCEEDINGS, WHETHER CONDUCTED PURSUANT TO THE IMPROVEMENT ACT OF 1911 OR THE MUNICIPAL IMPROVEMENT ACT OF 1913, OR ANY OTHER APPLICABLE STATE OR LOCAL LAW, AND WHETHER PROCESSED BY THE CITY OF SAN DIEGO OR ANY OTHER GOVERNMENTAL ENTITY HAVING JURISDICTION IN THE MATTER AND FOR THE PURPOSES OF DETERMINING PROPERTY OWNER(S) SUPPORT FOR SUCH SAME.

D    4.   THE TERMS, CONDITIONS AND PROVISIONS CONTAINED IN CONDITIONAL USE
          PERMIT NO. 17123, AS DISCLOSED BY INSTRUMENT RECORDED JUNE 25, 1981 AS FILE NO. 81-199690 OF OFFICIAL RECORDS, AND AS MODIFIED BY AN INSTRUMENT RECORDED NOVEMBER 4, 1981 AS FILE NO. 81-350072 OF OFFICIAL RECORDS.

E   5.    THE FACT THAT SAID LAND LIES WITHIN THE NORTH UNIVERSITY CITY
          ASSESSMENT DISTRICT PLATT NO. 3971, AS DISCLOSED BY NOTICE OF ASSESSMENT RECORDED JUNE 4, 1992 AS FILE NO. 1992-0349304, SEPTEMBER 16, 1993 AS FILE NO. 1993-0611476 AND AUGUST 9, 1994 AS FILE NO.
          1994-0485273, ALL OF OFFICIAL RECORDS.

F    6.   THE FACT THAT SAID LAND LIES WITHIN THE NORTH UNIVERSITY CITY
          ASSESSMENT DISTRICT PLATT NO. 3971, AS DISCUSSED BY NOTICE OF ASSESSMENT RECORDED FEBRUARY 17, 1982 AS FILE NO. 82-043183 OF OFFICIAL RECORDS, AND AMENDED NOTICE OF ASSESSMENT RECORDED NOVEMBER 29, 1982 AS FILE NO. 82-365411 AND JUNE 20, 1985 AS FILE NO.
          85-228199, OCTOBER 1, 1991 AS FILE NO. 1991-0506424, AUGUST 11, 1989
          AS FILE NO. 89-430633 AND JUNE 4, 1992 AS FILE NO. 1992-0349393, ALL
          OF OFFICIAL RECORDS.  AN ASSESSMENT DISTRICT

                                   SCHEDULE B
                                  (continued)
Page 2
Order No: 7353168  13               Your Ref:

          DIAGRAM RECORDED FEBRUARY 17, 1982 AS FILE NO. 82-043184 OF OFFICIAL RECORDS. AN AMENDED ASSESSMENT DISTRICT DIAGRAM RECORDED NOVEMBER 29, 1982 AS FILE NO. 82-365410, NOVEMBER 29, 1983 AS FILE NO. 83-430939
          AND JUNE 26, 1985 AS FILE NO. 85-228195 AND OCTOBER 1, 1991 AS FILE NO. 1991-0506423, JUNE 4, 1992 AS FILE NO. 1992-0349304 AND DEPARTMENT
          OF THE TREASURY, INTERNAL REVENUE SERVICE, SPECIAL PROCEDURES STAFF, P.O. BOX 30223, LAGUNA NIGUEL, CA 92607-0223, ATTN: J. KING 16, 1993
          AS FILE NO. 1993-0611476, ALL OF OFFICIAL RECORDS.

G    7.   COVENANTS CONDITIONS AND RESTRICTIONS (BUT OMITTING THEREFROM ANY

          COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS OR NATIONAL ORIGIN, IF ANY, UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (A) IS EXEMPT UNDER CHAPTER 42, SECTION 3607 OF THE UNITED STATES CODE OR (B) RELATES TO HANDICAP BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS) AS SET FORTH IN THE DOCUMENT.

          RECORD:        JULY 16, 1986 AS FILE NO. 86-293105 OF OFFICIAL
                         RECORDS


H    8.   AN EASEMENT FOR ROADWAY AND INCIDENTAL PURPOSES AS SET FORTH IN THE
          INSTRUMENT-ABOVE MENTIONED.

          AN EASEMENT FOR THE INSTALLATION AND MAINTENANCE OF UTILITIES AND INCIDENTAL PURPOSES AS SET FORTH IN THE INSTRUMENT ABOVE MENTIONED.

          THE ROUTE OF SAID EASEMENT CANNOT BE DETERMINED FROM THE RECORD.

I    9.   THE TERMS, CONDITIONS AND PROVISIONS CONTAINED IN PLANNED INDUSTRIAL
          DEVELOPMENT PERMIT NO. 86-0884, AS DISCLOSED BY INSTRUMENT RECORDED DECEMBER 22, 1988 AS FILE NO. 88-658676, AND MAY 30, 1989 AS FILE NO. 89-283953, BOTH OF OFFICIAL RECORDS.

J   10.   A REVISED CONDITIONS AND FINDINGS OF THE CALIFORNIA COASTAL COMMISSION
          DISCLOSED IN DOCUMENTS RECORDED JULY 13, 1989 AS FILE NO. 89-370153 AND FEBRUARY 5, 1991 AS FILE NOS. 1991-0050777 AND 1991-0050778, ALL
          OF OFFICIAL RECORDS.

          REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

K   11.   A DEED RESTRICTION FOR OPEN SPACE AND THE TERMS, COVENANTS,
          CONDITIONS AND RESTRICTIONS CONTAINED THEREIN, RECORDED FEBRUARY 5, 1991 AS FILE NO. 1991-0050778 OF OFFICIAL RECORDS.

                                   SCHEDULE B
                                  (continued)
Page 3
Order No: 7353168  13               Your Ref:

L    12.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
          AS SHOWN OR AS OFFERED FOR DEDICATION ON THE RECORDED MAP SHOWN BELOW.

          MAP OF:             12845
          EASEMENT
            PURPOSE:          DRAINAGE AND INCIDENTAL PURPOSES
          AFFECTS:            LOT 30

N    13.  AN EASEMENT, AND THE TERMS AND CONDITIONS AS CONTAINED THEREIN

          DATED:              NOT SHOWN
          BY AND BETWEEN:     THE CITY OF SAN DIEGO AND CHEVRON LAND AND
                              DEVELOPMENT COMPANY
          RECORDED:           JULY 25, 1991 AS FILE NO. 1991-0366277 OF
                              OFFICIAL RECORDS
          REGARDING:          INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF
                              STORM DRAIN

          AFFECTS LOT 30.

M    14.  AN EASEMENT, AND THE TERMS AND CONDITIONS AS CONTAINED THEREIN

          DATED:              NOT SHOWN
          BY AND BETWEEN:     THE CITY OF SAN DIEGO AND CHEVRON LAND AND
                              DEVELOPMENT COMPANY
          RECORDED:           JULY 25, 1991 AS FILE NO. 1991-0366280 OF
                              OFFICIAL RECORDS
          REGARDING:          INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF
                              LANDSCAPING AND IRRIGATION LINES, ENHANCED
                              PAVEMENT, BRIDGE LIGHTING AND LANDSCAPE LIGHTING
                              OVER AND ACROSS PUBLIC RIGHT OF WAY-CANYON BRIDGE
                              DR/GENESEE AVE.


          AFFECTS SAID LAND AS SHOWN IN PLAT ATTACHED THERETO.

          REFERENCE IS MADE TO SAID INSTRUMENT FOR FURTHER PARTICULARS.


O    15.  THE LIMITATIONS, COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS,
          EASEMENTS, TERMS, LIENS, ASSESSMENTS, PROVISIONS AND CHARGES BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN AS CONTAINED IN THE DECLARATION OF RESTRICTIONS RECORDED AUGUST 28, 1991 AS FILE NO. 1991-0440869 OF OFFICIAL RECORDS.

          AN ASSIGNMENT AND ASSUMPTION OF DECLARANT'S RIGHTS AND OBLIGATIONS FROM CHEVRON LAND AND DEVELOPMENT COMPANY, A DELAWARE CORPORATION TO M.S. VICKERS II, LLC. A DELAWARE LIMITED LIABILITY COMPANY RECORDED MAY 10, 1996 AS FILE NO. 1996-0238566, OFFICIAL RECORDS.

P    16.  AN IMPROVEMENT FINANCING AGREEMENT DATED JULY 22, 1991, UPON THE
          TERMS, CONVENANTS, AND CONDITIONS CONTAINED THEREIN.

                                   SCHEDULE B
                                  (continued)
Page 4
Order No: 7353168  13               Your Ref:

          EXECUTED BY
          AND BETWEEN    CHEVRON LAND AND DEVELOPMENT COMPANY, A DELAWARE
                         CORPORATION AND THE CITY OF SAN DIEGO, A MUNICIPAL
                         CORPORATION
          RECORDED:      SEPTEMBER 4, 1991 AS FILE NO. 1991-0453349 OF OFFICIAL
                         RECORDS.

          REFERENCE IS MADE TO SAID INSTRUMENT FOR FURTHER PARTICULARS.

Q. 17. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

          GRANTED TO:    SAN DIEGO GAS AND ELECTRIC COMPANY
          PURPOSE:       UNDERGROUND FACILITIES AND APPURTENANCES FOR THE
                         TRANSMISSION AND DISTRIBUTION OF ELECTRICITY,
                         PIPELINES, COMMUNICATION FACILITIES, AND APPURTENANCES
                         AND GRANTEE ALSO HAS THE RIGHT OF INGRESS AND EGRESS
                         FROM AND ALONG THIS EASEMENT AND INCIDENTAL PURPOSES
          RECORDED:      JUNE 23, 1993 AS FILE NO. 1993-0396204 OF OFFICIAL
                         RECORDS, DESCRIBED AS FOLLOWS:

                         SAID EASEMENT SHALL BE A STRIP OF LAND, INCLUDING ALL OF THE AREA LYING BETWEEN THE EXTERIOR SIDELINES, WHICH SIDELINES SHALL BE 3 FEET, MEASURED AT RIGHT ANGLES, ON EACH EXTERIOR SIDE OF EACH AND EVERY FACILITY INSTALLED WITH SAID PROPERTY ON OR BEFORE DECEMBER 31, 1995.

                         THE ROUTE OR LOCATION OF SAID EASEMENT CANNOT BE DETERMINED FROM THE RECORD.

                         REFERENCE IS MADE TO SAID INSTRUMENT FOR FURTHER PARTICULARS.

R    18.  THE LIMITATIONS, COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS,
          EASEMENTS, TERMS, LIENS, ASSESSMENTS, PROVISIONS AND CHARGES BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN AS CONTAINED IN THE DECLARATION OF RESTRICTIONS RECORDED JUNE 27, 1994 AS FILE NO. 1994-0405385 OF OFFICIAL RECORDS.

          SAID INSTRUMENT ALSO PROVIDES THAT ALL LIENS CREATED BY THIS DECLARATION OF RESTRICTIONS, INCLUDING BUT NOT LIMITED TO, ANY REGULAR OR SPECIAL ASSESSMENTS FOR THE PAYMENT OF MONEY, SHALL BE SUBORDINATE TO THE LIEN CREATED BY ANY FIRST DEED OF TRUST OR FIRST MORTGAGE.

          SAID INSTRUMENT PROVIDES THAT A VIOLATION THEREOF SHALL NEITHER DEFEAT NOR RENDER INVALID THE LIEN OF ANY MORTGAGE OR DEED OF TRUST MADE FOR VALUE.

                                  SCHEDULE B
                                  (Continued)

Page 5
Order No. 7353168   13                             Your Ref:

          AN ASSIGNMENT AND ASSUMPTION OF DECLARANT'S RIGHTS AND OBLIGATIONS FROM CHEVRON LAND AND DEVELOPMENT COMPANY, A DELAWARE CORPORATION TO M.S. VICKERS II, LLC A DELAWARE LIMITED LIABILITY COMPANY RECORDED MAY 10, 1996 AS FILE NO. 1996-0238566, OFFICIAL RECORDS.

S    19.  RIGHTS OF PARTIES IN POSSESSION OF SAID LAND.
          MATTERS AFFECTING THE RIGHTS OF SAID PARTIES ARE NOT SHOWN HEREIN.

T    20.  MATTERS WHICH MAY BE DISCLOSED BY AN INSPECTION OR SURVEY OF SAID
          LAND OR BY INQUIRY OF THE PARTIES IN POSSESSION THEREOF.

U         END OF SCHEDULE B

Z         NOTE NO. 1:  PROPERTY TAXES FOR THE FISCAL YEAR SHOWN BELOW ARE PAID.
          FOR INFORMATION PURPOSES THE AMOUNTS ARE:


          FISCAL YEAR:        1996-1997
          1ST INSTALLMENT:    $5,003.76
          2ND INSTALLMENT:    $5,003.76
          EXEMPTION:          $ NONE
          CODE AREA:           08118
          ASSESSMENT NO.:      340-180-20

AA NOTE NO. 2: SUPPLEMENTAL OR ESCAPED TAXES FOR THE FISCAL YEAR 1996-1997, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

          1ST INSTALLMENT     $245.22  (PAID)
          2ND INSTALLMENT:    $245.22  (PAID)
          CODE AREA:            08118
          ASESSMENT NO.:        859-341-98-35

          SUPPLEMENTAL OR ESCAPED TAXES FOR THE FISCAL YEAR 1996-1997, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

          1ST INSTALLMENT     $3,011.17  (PAID)
          2ND INSTALLMENT     $3,011.17  (PAID)
          CODE AREA:            08118
          ASSESSMENT NO.:       869-341-98-26

V NOTE NO. 3: THIS COMPANY WILL REQUIRE THE FOLLOWING IN ORDER TO INSURE TITLE IN, OR A CONVEYANCE FROM, THE ENTITY NAMED BELOW.

          NAME:  NEUROCRINE BIOSCIENCE, INC.

                                   SCHEDULE B
                                  (continued)
Page 6
Order No: 7353168  13               Your Ref:

          A COPY OF THE RESOLUTION OF THE CORPORATION APPROVING THE PRESENT TRANSACTION AND IDENTIFYING THE SUBJECT LAND.

W NOTE NO. 4: YOUR OPEN ORDER TRUST REQUEST INDICATES THAT A LIMITED LIABILITY COMPANY WILL BE ACQUIRING, ENCUMBERING OR CONVEYING REAL PROPERTY IN YOUR TRANSACTION. UNDER THE PROVISIONS OF "THE CALIFORNIA LIMITED LIABILITY ACT, EFFECTIVE SEPTEMBER 30, 1994" THE FOLLOWING WILL BE REQUESTED:

          1.   A COPY OF THE ARTICLES OF ORGANIZATION (AND ALL AMENDMENTS, IF
          ANY) THAT HAS BEEN FILED WITH THE SECRETARY OF STATE.

          2. THE REQUIREMENT THAT THIS COMPANY BE PROVIDED WITH A COPY OF THE OPERATING AGREEMENT. THE COPY PROVIDED MUST BE CERTIFIED BY THE APPROPRIATE MANAGER OR MEMBER THAT IT IS A COPY OF THE CURRENT OPERATING AGREEMENT.

          3. IF THE LIMITED LIABILITY COMPANY IS MEMBER-MANAGED THEN THIS COMPANY MUST BE PROVIDED WITH A CURRENT LIST OF THE MEMBER NAMES.

X NOTE: IF THIS COMPANY IS REQUESTED TO DISBURSE FUNDS IN CONNECTION WITH THIS TRANSACTION, CHAPTER 598, STATUTES OF 1989 MANDATES HOLD PERIODS FOR CHECKS DEPOSITED TO ESCROW OR SUB-ESCROW ACCOUNTS. THE MANDATORY HOLD PERIOD FOR CASHIER'S CHECKS, CERTIFIED CHECKS AND TELLER'S CHECKS IS ONE BUSINESS DAY AFTER THE DAY DEPOSITED. OTHER CHECKS REQUIRE A HOLD PERIOD FROM THREE TO SEVEN BUSINESS DAYS AFTER THE DAY DEPOSITED.

Y         EH

                       [CHICAGO TITLE COMPANY LETTERHEAD]

SUPPLEMENTAL REPORT                     ISSUING OFFICE:
                                        925 "B" STREET
                                        SAN DIEGO, CA 92101



TRISH ERICKSON
CHICAGO TITLE/SAN DIEGO
925 B STREET
SAN DIEGO, CA 92101



Your Ref:                          Order No: 7353168   13

Dated as of JUNE 16,1997    at 7:30 AM

/s/   KEN CYR
------------------
Title Officer: KEN CYR


The above numbered report dated JUNE 6, 1997 (including any supplements or amendments thereto) is hereby modified and/or supplemented in order to reflect the following:


PLEASE AMEND/MODIFY ITEM NO(S) 6 TO READ AS FOLLOWS:

THE FACT THAT SAID LAND LIES WITHIN THE NORTH UNIVERSITY CITY ASSESSMENT DISTRICT PLATT NO. 3971, AS DISCLOSED BY NOTICE OF ASSESSMENT RECORDED FEBRUARY 17, 1982 AS FILE NO. 82-043183 OF OFFICIAL RECORDS, AND AMENDED NOTICE OF ASSESSMENT RECORDED NOVEMBER 29, 1982 AS FILE NO. 82-365411 AND JUNE 26, 1985 AS FILE NO. 85-228199, OCTOBER 1, 1991 AS FILE NO. 1991-0506424, AUGUST 11, 1989 AS
FILE NO. 89-430633 AND JUNE 4, 1992 AS FILE NO. 1992-0349303, ALL OF OFFICIAL RECORDS. AN ASSESSMENT DISTRICT DIAGRAM RECORDED FEBRUARY 17, 1982 AS FILE NO. 82-043184 OF OFFICIAL RECORDS. AN AMENDED ASSESSMENT DISTRICT DIAGRAM RECORDED NOVEMBER 29, 1992 AS FILE NO. 82-365410, NOVEMBER 29, 1983 AS FILE NO. 83-430939
AND JUNE 26, 1985 AS FILE NO. 85-228195 AND OCTOBER 1, 1991 AS FILE NO. 1991-0506423, JUNE 4, 1992 AS FILE NO. 1992-0349304 AND DEPARTMENT OF THE
TREASURY, INTERNAL REVENUE SERVICE, SPECIAL PROCEDURES STAFF, P.O. BOX 30223, LAGUNA NIGUEL, CA 92607-0223, ATTN: J. KING 16, 1993 AS FILE NO. 1993-0611476,
ALL OF OFFICIAL RECORDS.

                       [CHICAGO TITLE COMPANY LETTERHEAD]


JUNE 17, 1997




MS. TRISH ERICKSON
CHICAGO TITLE COMPANY
925 B STREET
SAN DIEGO, CA 92101

RE:  ESCROW NO. 7353168-U48
TITLE ORDER NO. 7353168-U13

DEAR TRISH:

SUPPLEMENTING OUR PRELIMINARY REPORT DATED AS OF JUNE 6, 1997; WE WISH TO ADVISE YOU OF THE FOLLOWING:

NEW EXCEPTION NO. 21 IS HEREBY ADDED TO SCHEDULE B:

21. ANY CLAIMS FOR MECHANIC'S LIENS ON SAID LAND THAT MAY BE RECORDED BY REASON OF A WORK OF IMPROVEMENT DISCLOSED BY AN INSPECTION OF SAID LAND.

PLEASE NOTE THAT AT THE TIME OF INSPECTION, THERE WAS A CONSTRUCTION EQUIPMENT STORED ON THE SITE AS WELL AS A SIGN PLACED ON A CONSTRUCTION/SECURITY FENCE WITH A SIGN FOR R.E. HAZARD CONSTRUCTION COMPANY.

SHOULD YOU HAVE ANY QUESTIONS, PLEASE DO NOT HESITATE TO CALL.


SINCERELY,

  /s/  Ken Cyr
----------------------------
KEN CYR
COMMERCIAL/INDUSTRIAL
TITLE OFFICER